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Exhibit 10.2

APPENDIX X
Agency Code: 12000	Contract No. C-014386
Period: October 1, 1997 – December 31, 2007	Funding Amount for Period: No Change

This is an AGREEMENT between THE STATE OF NEW YORK, acting by and through the Department of Health, having its principal office at Corning Tower, Empire State Plaza, Albany NY (hereinafter referred to as the STATE) and WellCare of New York, Inc. herein after referred to as the CONTRACTOR), for modification of Contract Number C-014386 as reflected in the attached revisions to Section I.B.1. of the Agreement and Appendices A-2, E, H, and L and to extend the period of the contract through December 31, 2007.

The CONTRACTOR acknowledges that the STATE is currently developing a replacement contract to govern services provided to Child Health Plus enrollees. This CONTRACT No. C-014386 will be cancelled and its terms deemed null and void upon effective date of replacement contract.

All other provisions of said agreement shall remain in full force and effect.

IN WITHESS WHEREOF, the parties hereto have executed this AGREEMENT as of the dates appearing under their signatures.

CONTRACTOR SIGNATURE	STATE AGENCY SIGNATURE
By: /s/ Todd S. Farha	By: /s/ Judith Arnold
Title: President & CEO	Title: Director Division of Coverage and Enrollment Office of Health Insurance Programs
Date: 6/21/2007	Date: 7/12/2007
State Agency Certification:
“In addition to the acceptance of this contract, I also certify that original copies of this signature page will be attached to all other exact copies of this contract.”

State of Florida
County of Hillsborough

On the 21st day of June, 2007, before me personally appeared Todd Farha, to me known, who being duly sworn, did depose and say that he/she resides at Tampa, FL, that he is the President & CEO of WellCare of New York, Inc. the corporation described herein which executed the foregoing instrument; and that he/she signed his name thereto by order of the board of directors of said corporation.

Notary

STATE OF NEW YORK AGREEMENT

Section 1.B.1 is revised to read as follows:

I.  Conditions of Agreement

B.1. This AGREEMENT is extended through December 31, 2007.

APPEDIX A-2
PROGRAM SPECIFIC CLAUSES

Effective 9/1/07 , Section III.H.2 revised to read as follows:

H. Presumptive and Temporary Enrollment:

2. A child enrolled in Child Health Plus who screens as Medicaid eligible upon recertification in Child Health Plus may continue to be enrolled temporarily in Child Health Plus until a Medicaid determination is made, provided all required documentation is collected and the Medicaid Application has been submitted to the appropriate LDSS.

The temporary enrollment period shall continue until the earlier of the date a Medicaid or Child Health Plus eligibility determination is made or two (2) months after the date temporary enrollment begins. If a child is determined to be ineligible for Medicaid prior to the last day of the two (2) month temporary enrollment period, such child may continue to be presumptively enrolled in Child Health Plus as described in subparagraph one above until the earlier of the date a Child Health Plus eligibility determination is made or the last day of the two (2) month presumptive eligibility period. Temporary enrollment shall only be granted to an enrollee once in a twelve month period. A temporary enrollment period may be extended in the event a Medicaid eligibility determination is not made within the two (2) month period through no fault of the applicant, as long as the required documentation has been submitted within the two (2) month period. Subsequent to the two (2) month period, it is the responsibility of the CONTRACTOR or facilitator, depending on with whom the family applied, to follow up on the status of the applicant’s Medicaid application with the appropriate LDSS office on a monthly basis, commencing on or about the 120th day following the completion of the Child Health Plus application. If the child is determined to be ineligible for Medicaid, the CONTRACTOR shall collect documentation of such denial from the applicable LDSS. In no case will the temporary enrollment period be extended beyond a twelve-month period.

Effective 9/1/07, contingent upon receipt of federal approval to implement the income expansion, Section III is revised by adding a new paragraph O to read as follows:

O. Waiting Period:

The CONTRACTOR shall determine if a child eligible for subsidized coverage whose household income is between 251 and 400 percent of the federal poverty level was covered by a group health plan based upon a family member’s employment during the six month period prior to the date of application.  A child who was covered by a group health plan is not eligible for CHPlus until after a six month waiting period, unless the child meets one of the following exceptions:

1.	Loss of employment due to factors other than voluntary separation;
2.	Death of the family member which results in termination of coverage under a group health plan under which the child is covered;

3.	Chang to a new employer that does not provide an option for comprehensive health benefits coverage;
4.	Change of residence so that no employer-based comprehensive health benefits coverage is available
5.	Discontinuation of comprehensive health benefits coverage to all employees of the applicant’s employer;
6.
Expiration of the coverage periods established by COBRA or the provisions of subsection (m) of section three thousand two hundred twenty-one, subsection (k) of section four thousand three hundred four and subsection (e) of section four thousand three hundred five of the insurance law;

7.	Termination of comprehensive health benefits coverage due to long term disability;
8.	Cost of employment-based health insurance is more than five percent of the family’s income;
9.	A Child applying for coverage under this title is pregnant; or
10.
A child applying for coverage under this title is at or below the age of five or an age approved by the federal government and specified by the STATE in administrative guidance.  The age of children falling under this exception is contingent upon receipt of federal approval.

The CONTRACTOR shall implement the waiting period described above in accordance with administrative guidance provided by the STATE.

APPENDIX E
Financial Information

Section A is revised to read as follows:

A.
WellCare of New York, Inc. shall receive, for the period July, 1 2007 through December 31, 2007, an amount up to, but not to exceed, $8,490,000 to provide and administer a Child Health Plus program for uninsured children in the counties identified in Appendix A-2, Section II.B.1 of this AGREEMENT or as modified by the STATE. Payment of this amount if based on the CONTRACTOR meeting the responsibilities provided in this AGREEEMENT.

Additional Premium Information:

For Bronx, Kings, New York and Queens county(ies):

The total monthly premium shall be: $118.37

The State share of the total premium shall be $118.37 or the total monthly premium for children in families with gross household income less than 160% of the federal poverty level and children who are American Indians or Alaskan Natives (AI/AN).

The State share of the total monthly premium shall be $109.37 or the total monthly premium minus $9 for children in families with gross household income between 160% and 222% of the federal poverty level with a maximum of $27 per month per family. The State share is the total monthly premium less $9 for each of the first three children. For additional children, the State share is the total monthly premium.

The State share of the total monthly premium shall be $103.37 or the total monthly premium minus $15 for children in families with gross household income between 223% and 250% of the federal poverty level with a maximum of $45 per month per family. The State share is the total premium less $15 for each of the first three children. For additional children the State share is the total monthly premium.

Effective 9/1/07, contingent upon receipt of federal approval to implement the income expansion, the following subsidy categories are added:

The state share of the total monthly premium shall be $98.37 of the total monthly premiums minus $20 for children in families with gross household income between 251% and 300% of the federal poverty level with a maximum of $60 per month per family. The State share is the total monthly premium less $20 for each of the first three children. For additional children, the State share is the total monthly premium.

The State share of the total monthly premium shall be $88.37 or the total monthly premium minus $30 for children in families with gross household income between 301% and 350% of the federal poverty level with a maximum of $90 per month per family. The State share is the total monthly premium less $30 for each of the first three children. For additional children, the State share is the total monthly premium.

The State share of the total monthly premium shall be $78.37 or the total monthly premium minus $40 for children in families with gross household income between 351% and 400% of the federal poverty level with a maximum of $120 per month per family.  The State share is the total monthly premium less $40 for each of the first three children. For additional children, the State share is the total monthly premium.

For Dutchess, Orange, Rockland and Ulster county(ies):

The total monthly premium shall be: $106.67

The state share of the total monthly premium shall be $106.67 of the total monthly premiums for children in families with gross household income less than 160% of the federal poverty level and children who are American Indians or Alaskan Natives (AI/AN).

The state share of the total monthly premium shall be $97.67 of the total monthly premiums minus $9 for children in families with gross household income between 160% and 222% of the federal poverty level with a maximum of $27 per month per family. The State share is the total monthly premium less $9 for each of the first three children. For additional children, the State share is the total monthly premium.

The state share of the total monthly premium shall be $91.67 of the total monthly premiums minus $15 for children in families with gross household income between 223% and 250% of the federal poverty level with a maximum of $45 per month per family. The State share is the total monthly premium less $15 for each of the first three children. For additional children, the State share is the total monthly premium.

Effective 9/1/07, contingent upon receipt of federal approval to implement the income expansion, the following subsidy categories are added:

The state share of the total monthly premium shall be $86.67 of the total monthly premiums minus $20 for children in families with gross household income between 251% and 300% of the federal poverty level with a maximum of $60 per month per family. The State share is the total monthly premium less $20 for each of the first three children. For additional children, the State share is the total monthly premium.

The State share of the total monthly premium shall be $76.67 or the total monthly premium minus $30 for children in families with gross household income between 301% and 350% of the federal poverty level with a maximum of $90 per month per family. The State share is the total monthly premium less $30 for each of the first three children. For additional children, the State share is the total monthly premium.

The State share of the total monthly premium shall be $66.67 or the total monthly premium minus $40 for children in families with gross household income between 351% and 400% of the federal poverty level with a maximum of $120 per month per family.  The State share is the total monthly premium less $40 for each of the first three children. For additional children, the State share is the total monthly premium.

For Albany, Columbia, Greene, Rensselaer county(ies):

The total monthly premium shall be: $105.68

The state share of the total monthly premium shall be $105.68 of the total monthly premiums for children in families with gross household income less than 160% of the federal poverty level and children who are American Indians or Alaskan Natives (AI/AN).

The state share of the total monthly premium shall be $96.68 of the total monthly premiums minus $9 for children in families with gross household income between 160% and 222% of the federal poverty level with a maximum of $27 per month per family. The State share is the total monthly premium less $9 for each of the first three children. For additional children, the State share is the total monthly premium.

The state share of the total monthly premium shall be $90.68 of the total monthly premiums minus $15 for children in families with gross household income between 223% and 250% of the federal poverty level with a maximum of $45 per month per family. The State share is the total monthly premium less $15 for each of the first three children. For additional children, the State share is the total monthly premium.

Effective 9/1/07, contingent upon receipt of federal approval to implement the income expansion, the following subsidy categories are added:

The state share of the total monthly premium shall be $85.68 of the total monthly premiums minus $20 for children in families with gross household income between 251% and 300% of the federal poverty level with a maximum of $60 per month per family. The State share is the total monthly premium less $20 for each of the first three children. For additional children, the State share is the total monthly premium.

The State share of the total monthly premium shall be $75.68 or the total monthly premium minus $30 for children in families with gross household income between 301% and 350% of the federal poverty level with a maximum of $90 per month per family. The State share is the total monthly premium less $30 for each of the first three children. For additional children, the State share is the total monthly premium.

The State share of the total monthly premium shall be $65.68 or the total monthly premium minus $40 for children in families with gross household income between 351% and 400% of the federal poverty level with a maximum of $120 per month per family.  The State share is the total monthly premium less $40 for each of the first three children. For additional children, the State share is the total monthly premium.

In the absence of an approved premium modification by the Department of Health and State Insurance Department, the premium above or subsequent premium approved (whichever is in effect) shall continue as the State’s subsidy through December 31, 2007.

APPENDIX H
Additional Program Specific Clauses

Effective 9/1/07, Section C, paragraph 2 is revised to read as follows:

C.      Other Health Insurance Crowd Out

•  If the STATE determines that crowd-out of occurring in excess of a percentage specified in the State Child Health Plan established under title XXI of the federal Social Security Act or as may be specified by the Secretary of the federal Department of Health and Human Services, the following eligibility criterion must be implemented:

•  The child must not have been covered by a group health plan based upon a family member’s employment during the six (6) moth period prior to the date of application unless one of the following exceptions applies:

-	Loss of employment due to factors other than voluntary separation;
-	Death of the family member which results in termination of coverage under a group health plan under which the child is enrolled;
-	Change to a new employer that does not provide an option for comprehensive health benefits coverage;
-	Change of residence so that no employer-based comprehensive health benefits coverage is available;
-	Discontinuation of comprehensive health benefits coverage to all employees of the applicant’s employer;
-	Expiration of the coverage periods established by COBRA or the provisions of section 3221(m), 4304 (k) and 4305(e) of the Insurance Law;
-	Termination of comprehensive health benefits coverage due to long-term disability;
-	Cost of employment-based health insurance is more than five percent of the family’s income;
-	Child applying for coverage under this title is pregnant’ or
-
Child applying for coverage under this title is at or below the age of five or an age approved by the federal government and specified by the STATE in administrative guidance. The age of children falling under this exception is contingent upon receipt of federal approval.

APPENDIX L
Privacy and Confidentiality

Section II is revised as follows:

II. Effective April 14, 2003, the CONTRACTOR shall comply with the following agreement:

Federal health Insurance Portability and Accountability Act (HIPAA)
Business Associate Agreement (“Agreement”)

This Business Associate Agreement between the New York State Department of Health and WellCare of New York, Inc. hereinafter referred to as the Business Associate, is effective on April 14, 2003 to December 31, 2007.